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                                                                  EXHIBIT 10.8.1

                        AMENDMENT NO. 1 dated as of April 13, 1995 to the
                Credit, Security, Guaranty and Pledge Agreement dated as of April 13, 1995, among ALL AMERICAN COMMUNICATIONS, INC. as a Borrower and a Guarantor, the other Borrowers named therein, the other Guarantors named therein, the Lenders referred to therein and CHEMICAL BANK, as Agent (the "Agent") and as Fronting Bank (the "Fronting Bank") for the Lenders (the "Credit Agreement").

                            INTRODUCTORY STATEMENT

        The parties hereto hereby agree as follows:

        Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

        Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date as follows:

        (A) The definition of "Leverage Ratio" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                " 'Leverage Ratio' shall mean the ratio of (x) Total Liabilities to (y) the sum of Net Worth plus the outstanding amount of the Convertible Subordinated Notes as would be reported as "Notes payable" on the consolidated balance sheet of the Parent and its Subsidiaries prepared in accordance with GAAP as of the date of determination.

        Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction in full of each of the conditions precedent set forth in this Section 3 (the first date on which all such conditions have been satisfied being herein called the "Effective Date");

        (A) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of each Borrower, each Guarantor, the Agent and such of the Lenders as are required by the Credit Agreement; and


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        (B)  all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius, counsel for the Agent.

        Section 4. Representations and Warranties. The Borrowers and the Guarantors represent and warrant that:

        (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

        (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

        Section 5. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

        Section 6. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement" "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

        Section 7. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        Section 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

        Section 9. Expenses. The Parent agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

        Section 10. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.


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        IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.


                                        BORROWERS AND GUARANTORS:

                                        ALL AMERICAN COMMUNICATIONS, INC.


                                        By /s/ Thomas Bradshaw
                                           _______________________________
                                           Name:  Thomas Bradshaw
                                           Title: Chief Financial Officer


                                        THE BAYWATCH PRODUCTION COMPANY


                                        By /s/ Thomas Bradshaw
                                           _______________________________
                                           Name:  Thomas Bradshaw
                                           Title: Chief Financial Officer


                                        THE BAYWATCH NIGHTS PRODUCTION
                                          COMPANY


                                        By /s/ Thomas Bradshaw
                                           _______________________________
                                           Name:  Thomas Bradshaw
                                           Title: Chief Financial Officer


                                        ALL AMERICAN FREMANTLE
                                          INTERNATIONAL, INC.


                                        By /s/ Thomas Bradshaw
                                           _______________________________
                                           Name:  Thomas Bradshaw
                                           Title: Chief Financial Officer


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                                        GUARANTORS:

                                        ALL AMERICAN PRODUCTIONS, INC.
                                        ALL AMERICAN TELEVISION, INC.
                                        ALL AMERICAN TELEVISION
                                          PRODUCTION, INC.
                                        ALL AMERICAN FDF HOLDINGS, INC.
                                        LBS COMMUNICATIONS, INC.
                                        THE MALIBU BRANCH PRODUCTION
                                          COMPANY
                                        SANTA MONICA SOUND RECORDERS, INC.
                                        SCOTTI BROTHERS ENTERTAINMENT
                                          INDUSTRIES, INC.
                                        SCOTTI BROTHERS RECORDS, INC.
                                        TALBOT TELEVISION LIMITED


                                        By /s/ Thomas Bradshaw
                                           _________________________________
                                           Name:  Thomas Bradshaw
                                           Title: Authorized Signatory


                                        LENDERS:

Executed in                             CHEMICAL BANK, individually and
New York, New York                        as Agent
On __________, 1995

                                        By /s/ John J. Huber
                                           _________________________________
                                           Name:  John J. Huber
                                           Title: Managing Director


                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By /s/ Mary Etta Schneider
                                           _________________________________
                                           Name:  Mary Etta Schneider
                                           Title: Bank of Boston


                                        COUTTS & CO.


                                        By /s/ Judith V. Chan
                                           _________________________________
                                           Name:  Judith V. Chan
                                           Title: Manager


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                                        DE NATIONALE INVESTERINGSBANK N.V.


                                        By /s/ Erik H. Snaterse
                                           _______________________________
                                           Name:  Erik H. Snaterse
                                           Title: General Manager


                                        By /s/ Lars van't Hoenderdaal
                                           _______________________________
                                           Name:  Lars van't Hoenderdaal
                                           Title: Senior Account Manager


                                        UNION BANK

                                        By /s/ Gabe Renga
                                           _______________________________
                                           Name:  Gabe Renga
                                           Title: Senior Vice President


                                        WELLS FARGO BANK


                                        By /s/ Michael Ho
                                           _______________________________
                                           Name:  Michael Ho
                                           Title: Vice President


                                        BANQUE FRANCAISE DU COMMERCE
                                        EXTERIEUR


                                        By /s/ Paul Lane
                                           _______________________________
                                           Name:  Paul Lane
                                           Title: Vice President


                                        By /s/ Daniel Touffu
                                           _______________________________
                                           Name:  Daniel Touffu
                                           Title: First VP and Regional
                                                  Manager


                                        THE FUJI BANK LTD., LOS ANGELES
                                        AGENCY


                                        By /s/ N. Umamura
                                           _______________________________
                                           Name:  Nobuhiro Umamura
                                           Title: Joint General Manager


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                                        THE SUMITOMO TRUST & BANKING CO.
                                          LTD., NEW YORK BRANCH


                                        By /s/ Suraj P. Bhatia
                                           _______________________________
                                           Name:  Suraj P. Bhatia
                                           Title: Senior Vice President


                                        BANQUE NATIONALE DE PARIS


                                        By /s/ C. Morio
                                           _______________________________
                                           Name:  C. Morio
                                           Title: Senior Vice President
                                                  and Manager

                                        By /s/ Janice Ho
                                           _______________________________
                                           Name:  Janice Ho
                                           Title: Vice President


                                        CALIFORNIA UNITED BANK N.A.


                                        By /s/ Carole Bakshi
                                           _______________________________
                                           Name:  Carole Bakshi
                                           Title: Vice President


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